UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-08287

Cohen & Steers Real Estate Securities Fund, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    June 30, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2021. The total returns for Cohen & Steers Real Estate Securities Fund, Inc. (the Fund) and its comparative benchmarks were:

Six Months Ended June 30, 2021
Cohen & Steers Real Estate Securities Fund:
Class A	20.87%
Class C	20.51%
Class F	21.12%
Class I	21.08%
Class R	20.80%
Class Z	21.12%
FTSE Nareit All Equity REITs Index[a]	21.35%
S&P 500 Index[a]	15.25%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

[a]

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Market Review

In the six-month period ended June 30, 2021, U.S. real estate securities continued to rally from their lows in early 2020, as progress in vaccine distribution allowed for a general lifting of restrictions on public gatherings, business activities and travel. Economic reopening and additional fiscal relief led to increasing activity, generating stronger demand for real estate. Supply growth in many property sectors slowed amid labor shortages and rising construction costs, giving landlords greater pricing power to negotiate rents. Borrowing costs for many public real estate companies remained near historical lows. These positive conditions drove improving investor optimism, resulting in higher earnings multiples.

Fund Performance

The Fund had a positive total return in the period but underperformed its benchmark.

Returns were positive across all property types. The regional mall and shopping center sectors were among the strongest performers, as easing virus concerns led to a sharp rise in foot traffic and retail sales from depressed levels. The Fund’s overweight in regional malls aided relative performance, although the benefit was more than countered by the effect of our underweight in shopping centers.

Self storage, which had been one of the more resilient sectors through the pandemic, continued to see strong demand amid continued moving activity, driving rates for new customers up 50–70% from 2020 levels. The Fund’s overweight in self storage companies contributed positively to performance.

Hotel companies as a group lagged the broader REIT market in the period but had a solid absolute return, benefiting from massive pent-up demand, with resort and leisure destinations outperforming more business-oriented hotels in urban locations. The Fund’s overweight in hotels detracted from relative performance, although the effect was partly offset by favorable stock selection in the sector. The Fund had allocations to Boyd Gaming and Caesars Entertainment, two out-of-benchmark companies that had sizable gains in the period.

Leasing trends for apartments in U.S. coastal markets have bounced back fast and Sunbelt markets remained exceptionally strong, fueled by strong housing demand. Our stock selection in apartments detracted from relative performance. The Fund did not invest in Avalon Bay Communities and was underweight Mid-America Apartment Communities, which both gained more than 30% in the period.

Infrastructure and industrial REITs, which were among the few sectors to advance in 2020, added to those gains in the period but slightly trailed the index. The Fund’s allocation to infrastructure had a positive overall impact on performance (beneficial underweight partly offset by the effect of stock selection). Stock selection in the industrial sector hindered relative performance. We were overweight Americold Realty Trust, a food-focused industrial company that had only a modest gain.

Elsewhere of note, stock selection in the health care sector detracted from performance. We were overweight Healthpeak Properties, which had sold its senior housing operating portfolio and as a result benefited less from the reopening of the economy. An overweight and stock selection in the timber sector also hindered performance. Our underweight in offices, which underperformed amid an uncertain outlook for return to office trends, contributed to performance.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Impact of Derivatives on Fund Performance

The Fund engaged in the buying and selling of single stock options with the intention of enhancing total returns and reducing overall volatility. These contracts did not have a material effect on the Fund’s total return for the six-month period ended June 30, 2021.

Sincerely,

JASON A. YABLON	MATHEW KIRSCHNER
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Performance Review (Unaudited)

Average Annual Total Returns—For Periods Ended June 30, 2021

	Class A Shares	Class C Shares	Class F Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	31.23%[a]	35.65%[b]	—	—	—	—
1 Year (without sales charge)	37.41%	36.65%	37.97%	37.85%	37.22%	37.97%
5 Years (with sales charge)	8.14%[a]	8.45%	—	—	—	—
5 Years (without sales charge)	9.14%	8.45%	—	9.44%	8.98%	9.52%
10 Years (with sales charge)	10.59%[a]	10.39%	—	—	—	—
10 Years (without sales charge)	11.10%	10.39%	—	11.42%	—	—
Since Inception (with sales charge)[c]	9.73%[a]	8.96%	—	—	—	—
Since Inception (without sales charge)[c]	9.94%	8.96%	11.63%	10.28%	11.79%	12.34%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures for periods shorter than one year are not annualized.

The annualized expense ratios for each class of shares as disclosed for each class of shares in the May 1, 2021 prospectus were as follows: Class A—1.13%; Class C—1.78%; Class F—0.78%; Class I—0.87%; Class R—1.28%; and Class Z—0.78%.

[a]	Reflects a 4.50% front-end sales charge.
[b]	Reflects a contingent deferred sales charge of 1.00%.
[c]	Inception dates: September 2, 1997, January 14, 1998, April 3, 2017, July 15, 1998, October 1, 2014 and October 1, 2014 for Class A, C, F, I, R and Z shares, respectively.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2021—June 30, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2021	Ending Account Value June 30, 2021	Expenses Paid During Period[a] January 1, 2021— June 30, 2021
Class A
Actual (20.87% return)	$1,000.00	$1,208.70	$6.02
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.34	$5.51

Class C
Actual (20.51% return)	$1,000.00	$1,205.10	$9.57
Hypothetical (5% annual return before expenses)	$1,000.00	$1,016.12	$8.75

Class F
Actual (21.12% return)	$1,000.00	$1,211.20	$4.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.08	$3.76

Class I
Actual (21.08% return)	$1,000.00	$1,210.80	$4.60
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.63	$4.21

Class R
Actual (20.80% return)	$1,000.00	$1,208.00	$6.84
Hypothetical (5% annual return before expenses)	$1,000.00	$1,018.60	$6.26

Class Z
Actual (21.12% return)	$1,000.00	$1,211.20	$4.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.08	$3.76

[a]

Expenses are equal to the Fund’s Class A, Class C, Class F, Class I, Class R and Class Z annualized net expense ratios of 1.10%, 1.75%, 0.75%, 0.84%, 1.25% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

June 30, 2021

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets

American Tower Corp.	$739,907,247	9.7
Public Storage	483,235,291	6.3
Equinix, Inc.	398,915,475	5.2
SBA Communications Corp.	364,798,999	4.8
Healthpeak Properties, Inc.	352,698,462	4.6
Simon Property Group, Inc.	341,872,475	4.5
Duke Realty Corp.	314,252,338	4.1
CubeSmart	312,533,824	4.1
UDR, Inc.	307,622,123	4.0
Prologis, Inc.	266,636,169	3.5

[a]	Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held.

Sector Breakdownb

(Based on Net Assets)

(Unaudited)

[b]	Excludes derivative instruments.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2021 (Unaudited)

		Shares	Value
COMMON STOCK	98.5%
COMMUNICATIONS—TOWERS	17.5%
American Tower Corp.[a]		2,738,977	$739,907,247
Crown Castle International Corp.		1,190,957	232,355,710
SBA Communications Corp.		1,144,647	364,798,999

			1,337,061,956

CONSUMER CYCLICAL—HOTELS, RESTAURANTS & LEISURE	1.8%
Boyd Gaming Corp.[b]		1,542,184	94,828,894
Caesars Entertainment, Inc.[b]		398,810	41,376,538

			136,205,432

REAL ESTATE	79.2%
DATA CENTERS	9.4%
CyrusOne, Inc.		2,731,722	195,372,758
Digital Realty Trust, Inc.		535,550	80,578,853
DigitalBridge Group, Inc.[b]		5,383,522	42,529,824
Equinix, Inc.[a]		497,029	398,915,475

			717,396,910

HEALTH CARE	11.7%
Healthcare Trust of America, Inc., Class A		4,477,256	119,542,735
Healthpeak Properties, Inc.		10,594,727	352,698,462
Ventas, Inc.		3,469,158	198,088,922
Welltower, Inc.		2,689,581	223,504,181

			893,834,300

HOTEL	4.1%
DiamondRock Hospitality Co.[b]		10,419,037	101,064,659
Host Hotels & Resorts, Inc.[b]		12,528,032	214,104,067

			315,168,726

INDUSTRIALS	10.0%
Americold Realty Trust		3,883,398	146,986,614
BG LLH, LLC (Lineage Logistics)[c]		456,544	35,916,316
Duke Realty Corp.		6,636,797	314,252,338
Prologis, Inc.		2,230,705	266,636,169

			763,791,437

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares	Value
NET LEASE	5.3%
Spirit Realty Capital, Inc.		2,051,689	$98,152,802
VEREIT, Inc.		4,354,682	200,010,544
VICI Properties, Inc.[a]		3,321,614	103,036,466

			401,199,812

OFFICE	0.7%
Columbia Property Trust, Inc.		2,305,912	40,099,810
Cousins Properties, Inc.		306,121	11,259,130

			51,358,940

REAL ESTATE SERVICES	2.8%
Jones Lang LaSalle, Inc.[b]		1,090,482	213,145,612

RESIDENTIAL	13.1%
APARTMENT	9.6%
Apartment Income REIT Corp.		5,177,288	245,558,770
Essex Property Trust, Inc.		605,033	181,515,950
UDR, Inc.		6,280,566	307,622,123

			734,696,843

MANUFACTURED HOME	3.5%
Sun Communities, Inc.		1,552,462	266,091,987

TOTAL RESIDENTIAL			1,000,788,830

SELF STORAGE	11.0%
CubeSmart		6,747,276	312,533,824
Life Storage, Inc.		425,061	45,630,298
Public Storage		1,607,088	483,235,291

			841,399,413

SHOPPING CENTERS	7.7%
COMMUNITY CENTER	3.2%
Federal Realty Investment Trust		640,702	75,071,053
Retail Properties of America, Inc., Class A		6,160,385	70,536,408
Weingarten Realty Investors		3,159,195	101,315,384

			246,922,845

REGIONAL MALL	4.5%
Simon Property Group, Inc.		2,620,114	341,872,475

TOTAL SHOPPING CENTERS			588,795,320

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

		Shares	Value
TIMBER	3.4%
Weyerhaeuser Co.		7,566,287	$260,431,598

TOTAL REAL ESTATE			6,047,310,898

TOTAL COMMON STOCK (Identified cost—$5,479,661,643)			7,520,578,286

SHORT-TERM INVESTMENTS	1.4%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[d]		104,331,144	104,331,144

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$104,331,144)			104,331,144

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$5,583,992,787)	99.9%		7,624,909,430
WRITTEN OPTION CONTRACTS	(0.0)		(1,380,750)
OTHER ASSETS IN EXCESS OF LIABILITIES	0.1		11,982,049

NET ASSETS	100.0%		$7,635,510,729

Exchange-Traded Option Contracts

Written Options

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[e]	Premiums Received	Value
Call—Federal Realty Investment Trust	$120.00	8/20/21	(36)	$(421,812)	$(11,072)	$(11,700)
Call—Ventas, Inc.	57.50	8/20/21	(3,339)	(19,065,690)	(528,574)	(667,800)
Put—Welltower, Inc.	75.00	9/17/21	(2,311)	(19,204,410)	(283,248)	(288,875)
Put—Weyerhaeuser Co.	32.00	8/20/21	(5,595)	(19,257,990)	(327,673)	(363,675)

			(11,281)	$(57,949,902)	$(1,150,567)	$(1,332,050)

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2021 (Unaudited)

Over-the-Counter Option Contracts

Written Options

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount[e]	Premiums Received	Value
Put—CubeSmart	Goldman Sachs International	$40.00	8/20/21	(4,328)	$(20,047,296)	$(335,420)	$(48,700)

Unfunded Subscription Agreement

Counterparty	Referenced Obligation	Subscription Price per Share	Notional Amount[g]	Settlement Date[f]	Unrealized Appreciation (Depreciation)	% of Net Assets
BowX Acquisition Corp.	WeWork[b,f]	$10.00	$50,812,470	8/31/21	$5,030,435	0.07%

The total amount of the Unfunded Subscription Agreement as presented in the table above is representative of the volume of activity for this derivative type during the period March 23, 2021 through June 30, 2021, which was the period the Fund had the Unfunded Subscription Agreement outstanding.

Glossary of Portfolio Abbreviations

REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

[a]	All or a portion of the security is pledged in connection with exchange-traded written option contracts. $69,473,357 in aggregate has been pledged as collateral.
[b]	Non-income producing security.
[c]

Restricted security. Aggregate holdings equal 0.5% of the net assets of the Fund. This security was acquired on August 3, 2020, at a cost of $28,054,687 ($62.50 per share). Security value is determined based on significant unobservable inputs (Level 3).

[d]	Rate quoted represents the annualized seven-day yield.
[e]	Represents the number of contracts multiplied by notional contract size multiplied by the underlying price.
[f]

Represents an unfunded subscription agreement with a special purpose acquisition company (SPAC) to purchase unregistered shares of a target company. The settlement date shown reflects the estimated date based upon the subscription agreement and is subject to change. The investment is restricted from resale until the shares are registered. Security value is determined based on significant unobservable inputs (Level 3).

[g]	Represents the number of shares multiplied by the subscription price.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2021 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$5,583,992,787)	$7,624,909,430
Receivable for:
Dividends	19,906,484
Fund shares sold	12,340,246
Investment securities sold	6,234,572
Other assets	50,007
Unrealized appreciation on unfunded subscription agreement	5,030,435

Total Assets	7,668,471,174

LIABILITIES:
Written option contracts, at value (Premiums received—$1,485,987)	1,380,750
Payable for:
Fund shares redeemed	12,088,326
Investment securities purchased	11,022,336
Investment advisory fees	4,263,653
Dividends declared	2,082,725
Shareholder servicing fees	970,258
Administration fees	254,792
Distribution fees	17,112
Other liabilities	880,493

Total Liabilities	32,960,445

NET ASSETS	$7,635,510,729

NET ASSETS consist of:
Paid-in capital	$5,733,939,987
Total distributable earnings/(accumulated loss)	1,901,570,742

$7,635,510,729

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2021 (Unaudited)

CLASS A SHARES:
NET ASSETS	$852,237,418
Shares issued and outstanding ($0.001 par value common stock outstanding)	46,309,960

Net asset value and redemption price per share	$18.40

Maximum offering price per share ($18.40 ÷ 0.955)[a]	$19.27

CLASS C SHARES:
NET ASSETS	$112,426,847
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,868,967

Net asset value and offering price per share[b]	$16.37

CLASS F SHARES:
NET ASSETS	$469,118,870
Shares issued and outstanding ($0.001 par value common stock outstanding)	23,971,900

Net asset value, offering and redemption price per share	$19.57

CLASS I SHARES:
NET ASSETS	$5,086,160,435
Shares issued and outstanding ($0.001 par value common stock outstanding)	259,890,062

Net asset value, offering and redemption price per share	$19.57

CLASS R SHARES:
NET ASSETS	$24,229,042
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,242,883

Net asset value, offering and redemption price per share	$19.49

CLASS Z SHARES:
NET ASSETS	$1,091,338,117
Shares issued and outstanding ($0.001 par value common stock outstanding)	55,761,858

Net asset value, offering and redemption price per share	$19.57

[a]	On investments of $100,000 or more, the offering price is reduced.
[b]	Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2021 (Unaudited)

Investment Income:
Dividend income	$65,038,818

Expenses:
Investment advisory fees	22,787,187
Shareholder servicing fees—Class A	388,247
Shareholder servicing fees—Class C	136,288
Shareholder servicing fees—Class I	1,863,403
Administration fees	1,541,703
Distribution fees—Class A	970,618
Distribution fees—Class C	408,863
Distribution fees—Class R	53,991
Transfer agent fees and expenses	459,207
Shareholder reporting expenses	292,417
Directors’ fees and expenses	116,621
Registration and filing fees	164,373
Professional fees	43,034
Custodian fees and expenses	28,083
Miscellaneous	76,318

Total Expenses	29,330,353

Net Investment Income (Loss)	35,708,465

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	282,126,258
Written option contracts	3,923,355
Foreign currency transactions	1,673

Net realized gain (loss)	286,051,286

Net change in unrealized appreciation (depreciation) on:
Investments in securities	1,003,911,807
Unfunded subscription agreement	5,030,435
Written option contracts	400,069

Net change in unrealized appreciation (depreciation)	1,009,342,311

Net Realized and Unrealized Gain (Loss)	1,295,393,597

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,331,102,062

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2021	For the Year Ended December 31, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$35,708,465	$101,396,108
Net realized gain (loss)	286,051,286	(413,228,667)
Net change in unrealized appreciation (depreciation)	1,009,342,311	75,043,637

Net increase (decrease) in net assets resulting from operations	1,331,102,062	(236,788,922)

Distributions to Shareholders:
Class A	(6,213,253)	(32,758,873)
Class C	(609,088)	(6,339,851)
Class F	(3,982,487)	(18,767,777)
Class I	(40,196,743)	(159,087,387)
Class R	(149,383)	(797,783)
Class Z	(8,912,074)	(36,457,814)
Tax Return of Capital to Shareholders:
Class A	—	(7,006,821)
Class C	—	(1,610,522)
Class F	—	(3,519,421)
Class I	—	(32,582,778)
Class R	—	(167,923)
Class Z	—	(7,000,198)

Total distributions	(60,063,028)	(306,097,148)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	631,246,394	(260,130,119)

Total increase (decrease) in net assets	1,902,285,428	(803,016,189)
Net Assets:
Beginning of period	5,733,225,301	6,536,241,490

End of period	$7,635,510,729	$5,733,225,301

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. They should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six Months Ended June 30, 2021	For the Year Ended December 31,
Per Share Operating Data:		2020	2019	2018	2017	2016
Net asset value, beginning of period	$15.34	$16.62	$13.69	$14.82	$14.09	$13.84

Income (loss) from investment operations:

Net investment income (loss)[a]	0.06	0.20 [b]	0.23	0.23	0.22	0.19
Net realized and unrealized gain (loss)	3.13	(0.63)	3.96	(0.88)	0.86	0.89

Total from investment operations	3.19	(0.43)	4.19	(0.65)	1.08	1.08

Less dividends and distributions to shareholders from:

Net investment income	(0.13)	(0.26)	(0.24)	(0.24)	(0.21)	(0.17)
Net realized gain	—	(0.44)	(1.02)	(0.15)	(0.02)	(0.66)
Tax return of capital	—	(0.15)	—	(0.09)	(0.12)	—

Total dividends and distributions to shareholders	(0.13)	(0.85)	(1.26)	(0.48)	(0.35)	(0.83)

Net increase (decrease) in net asset value	3.06	(1.28)	2.93	(1.13)	0.73	0.25

Net asset value, end of period	$18.40	$15.34	$16.62	$13.69	$14.82	$14.09

Total return[c,d]	20.87%[e]	–2.01%	31.17%	–4.56%	7.78%	7.75%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$852.2	$722.6	$833.8	$498.3	$611.1	$675.8

Ratios to average daily net assets:

Expenses	1.10%[f]	1.13%	1.12%	1.14%	1.14%	1.19%

Net investment income (loss)	0.75%[f]	1.35%	1.41%	1.58%	1.49%	1.36%

Portfolio turnover rate	31%[e]	108%	90%	75%	77%	83%

[a]	Calculation based on average shares outstanding.
[b]	8.4% of gross income was attributable to special non-cash dividends paid by Apartment Investment & Management Co., Class A for the year ended December 31, 2020.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Does not reflect sales charges, which would reduce return.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six Months Ended June 30, 2021	For the Year Ended December 31,
Per Share Operating Data:		2020	2019	2018	2017	2016
Net asset value, beginning of period	$13.66	$14.89	$12.37	$13.44	$12.81	$12.66

Income (loss) from investment operations:

Net investment income (loss)[a]	(0.00)[b]	(0.11)[c]	0.08	0.10	0.09	0.03
Net realized and unrealized gain (loss)	2.80	(0.36)	3.60	(0.77)	0.81	0.87

Total from investment operations	2.80	(0.47)	3.68	(0.67)	0.90	0.90

Less dividends and distributions to shareholders from:

Net investment income	(0.09)	(0.17)	(0.14)	(0.16)	(0.13)	(0.09)
Net realized gain	—	(0.44)	(1.02)	(0.15)	(0.02)	(0.66)
Tax return of capital	—	(0.15)	—	(0.09)	(0.12)	—

Total dividends and distributions to shareholders	(0.09)	(0.76)	(1.16)	(0.40)	(0.27)	(0.75)

Net increase (decrease) in net asset value	2.71	(1.23)	2.52	(1.07)	0.63	0.15

Net asset value, end of period	$16.37	$13.66	$14.89	$12.37	$13.44	$12.81

Total return[d,e]	20.51%[f]	–2.60%	30.32%	–5.17%	7.07%	7.03%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$112.4	$110.2	$203.6	$209.2	$275.9	$356.3

Ratios to average daily net assets:

Expenses	1.75%[g]	1.78%	1.77%	1.79%	1.79%	1.84%

Net investment income (loss)	(0.03)%[g]	(0.81)%	0.57%	0.74%	0.72%	0.27%

Portfolio turnover rate	31%[e]	108%	90%	75%	77%	83%

[a]	Calculation based on average shares outstanding.
[b]	Amount is less than $0.005.
[c]	8.4% of gross income was attributable to special non-cash dividends paid by Apartment Investment & Management Co., Class A for the year ended December 31, 2020.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Does not reflect sales charges, which would reduce return.
[f]	Not annualized.
[g]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class F
	For the Six Months Ended June 30, 2021	For the Year Ended December 31,			For the Period April 3, 2017[a] through December 31, 2017
Per Share Operating Data:		2020	2019	2018
Net asset value, beginning of period	$16.30	$17.60	$14.43	$15.59	$14.97

Income (loss) from investment operations:

Net investment income (loss)[b]	0.10	0.31 [c]	0.31	0.32	0.56
Net realized and unrealized gain (loss)	3.33	(0.71)	4.17	(0.95)	0.36

Total from investment operations	3.43	(0.40)	4.48	(0.63)	0.92

Less dividends and distributions to shareholders from:

Net investment income	(0.16)	(0.31)	(0.29)	(0.29)	(0.19)
Net realized gain	—	(0.44)	(1.02)	(0.15)	(0.02)
Tax return of capital	—	(0.15)	—	(0.09)	(0.09)

Total dividends and distributions to shareholders	(0.16)	(0.90)	(1.31)	(0.53)	(0.30)

Net increase (decrease) in net asset value	3.27	(1.30)	3.17	(1.16)	0.62

Net asset value, end of period	$19.57	$16.30	$17.60	$14.43	$15.59

Total return[d]	21.12%[e]	–1.66%	31.64%	–4.21%	6.16%[e]

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$469.1	$379.9	$375.3	$232.2	$2.9

Ratios to average daily net assets:

Expenses	0.75%[f]	0.78%	0.77%	0.79%	0.79%[f]

Net investment income (loss)	1.17%[f]	2.00%	1.82%	2.13%	4.98%[f]

Portfolio turnover rate	31%[e]	108%	90%	75%	77%[e]

[a]	Inception date.
[b]	Calculation based on average shares outstanding.
[c]	8.4% of gross income was attributable to special non-cash dividends paid by Apartment Investment & Management Co., Class A for the year ended December 31, 2020.
[d]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[e]	Not annualized.
[f]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six Months Ended June 30, 2021	For the Year Ended December 31,
Per Share Operating Data:		2020	2019	2018	2017	2016
Net asset value, beginning of period	$16.30	$17.60	$14.43	$15.59	$14.80	$14.50

Income (loss) from investment operations:

Net investment income (loss)[a]	0.10	0.31 [b]	0.29	0.31	0.29	0.28
Net realized and unrealized gain (loss)	3.33	(0.73)	4.18	(0.95)	0.89	0.89

Total from investment operations	3.43	(0.42)	4.47	(0.64)	1.18	1.17

Less dividends and distributions to shareholders from:

Net investment income	(0.16)	(0.29)	(0.28)	(0.28)	(0.25)	(0.21)
Net realized gain	—	(0.44)	(1.02)	(0.15)	(0.02)	(0.66)
Tax return of capital	—	(0.15)	—	(0.09)	(0.12)	—

Total dividends and distributions to shareholders	(0.16)	(0.88)	(1.30)	(0.52)	(0.39)	(0.87)

Net increase (decrease) in net asset value	3.27	(1.30)	3.17	(1.16)	0.79	0.30

Net asset value, end of period	$19.57	$16.30	$17.60	$14.43	$15.59	$14.80

Total return[c]	21.08%[d]	–1.75%	31.53%	–4.29%	8.09%	8.00%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$5,086.2	$3,667.6	$4,356.6	$3,179.9	$3,230.8	$1,721.3

Ratios to average daily net assets:

Expenses	0.84%[e]	0.87%	0.86%	0.87%	0.87%	0.91%

Net investment income (loss)	1.09%[e]	1.97%	1.69%	2.03%	1.88%	1.87%

Portfolio turnover rate	31%[d]	108%	90%	75%	77%	83%

[a]	Calculation based on average shares outstanding.
[b]	8.4% of gross income was attributable to special non-cash dividends paid by Apartment Investment & Management Co., Class A for the year ended December 31, 2020.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
	For the Six Months Ended June 30, 2021	For the Year Ended December 31,
Per Share Operating Data:		2020	2019	2018	2017	2016
Net asset value, beginning of period	$16.24	$17.54	$14.39	$15.55	$14.77	$14.47

Income (loss) from investment operations:

Net investment income (loss)[a]	0.06	0.25 [b]	0.22	0.25	0.24	0.29
Net realized and unrealized gain (loss)	3.31	(0.73)	4.16	(0.95)	0.88	0.82

Total from investment operations	3.37	(0.48)	4.38	(0.70)	1.12	1.11

Less dividends and distributions to shareholders from:

Net investment income	(0.12)	(0.23)	(0.21)	(0.22)	(0.20)	(0.15)
Net realized gain	—	(0.44)	(1.02)	(0.15)	(0.02)	(0.66)
Tax return of capital	—	(0.15)	—	(0.09)	(0.12)	—

Total dividends and distributions to shareholders	(0.12)	(0.82)	(1.23)	(0.46)	(0.34)	(0.81)

Net increase (decrease) in net asset value	3.25	(1.30)	3.15	(1.16)	0.78	0.30

Net asset value, end of period	$19.49	$16.24	$17.54	$14.39	$15.55	$14.77

Total return[c]	20.80%[d]	–2.18%	30.98%	–4.67%	7.63%	7.62%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$24.2	$18.7	$19.8	$11.2	$8.9	$4.0

Ratios to average daily net assets:

Expenses	1.25%[e]	1.28%	1.27%	1.29%	1.29%	1.34%

Net investment income (loss)	0.68%[e]	1.64%	1.32%	1.66%	1.58%	1.91%

Portfolio turnover rate	31%[d]	108%	90%	75%	77%	83%

[a]	Calculation based on average shares outstanding.
[b]	8.4% of gross income was attributable to special non-cash dividends paid by Apartment Investment & Management Co., Class A for the year ended December 31, 2020.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
	For the Six Months Ended June 30, 2021	For the Year Ended December 31,
Per Share Operating Data:		2020	2019	2018	2017	2016
Net asset value, beginning of period	$16.30	$17.60	$14.43	$15.59	$14.80	$14.50

Income (loss) from investment operations:

Net investment income (loss)[a]	0.10	0.36 [b]	0.32	0.34	0.31	0.44
Net realized and unrealized gain (loss)	3.33	(0.76)	4.16	(0.97)	0.89	0.74

Total from investment operations	3.43	(0.40)	4.48	(0.63)	1.20	1.18

Less dividends and distributions to shareholders from:

Net investment income	(0.16)	(0.31)	(0.29)	(0.29)	(0.27)	(0.22)
Net realized gain	—	(0.44)	(1.02)	(0.15)	(0.02)	(0.66)
Tax return of capital	—	(0.15)	—	(0.09)	(0.12)	—

Total dividends and distributions to shareholders	(0.16)	(0.90)	(1.31)	(0.53)	(0.41)	(0.88)

Net increase (decrease) in net asset value	3.27	(1.30)	3.17	(1.16)	0.79	0.30

Net asset value, end of period	$19.57	$16.30	$17.60	$14.43	$15.59	$14.80

Total return[c]	21.12%[d]	–1.66%	31.64%	–4.21%	8.17%	8.06%

Ratios/Supplemental Data:

Net assets, end of period (in millions)	$1,091.3	$834.3	$747.1	$347.1	$216.0	$122.0

Ratios to average daily net assets:

Expenses	0.75%[e]	0.78%	0.77%	0.79%	0.79%	0.84%

Net investment income (loss)	1.18%[e]	2.34%	1.85%	2.25%	2.00%	2.88%

Portfolio turnover rate	31%[d]	108%	90%	75%	77%	83%

[a]	Calculation based on average shares outstanding.
[b]	8.4% of gross income was attributable to special non-cash dividends paid by Apartment Investment & Management Co., Class A for the year ended December 31, 2020.
[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.
[d]	Not annualized.
[e]	Annualized.

See accompanying notes to financial statements.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Real Estate Securities Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on July 3, 1997 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return through investment in real estate securities. The authorized shares of the Fund are divided into six classes designated Class A, C, F, I, R and Z shares. Each of the Fund’s shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

Effective at the close of business on November 8, 2019 (the Closing Date), the Fund was closed to new investors subject to certain exceptions outlined in the Fund’s prospectus. Existing shareholders of the Fund may continue to add to their positions following the Closing Date. Please see the Fund’s prospectus for additional information.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter (OTC) options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the inputs used as of June 30, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$763,791,437	$727,875,121	$—	$35,916,316	[a]
Other Industries	6,756,786,849	6,756,786,849	—	—
Short-Term Investments	104,331,144	—	104,331,144	—

Total Investments in Securities[b]	$7,624,909,430	$7,484,661,970	$104,331,144	$35,916,316

Unfunded Subscription Agreement	$5,030,435	$—	$—	$5,030,435	[c]

Total Derivative Assets[b]	$5,030,435	$—	$—	$5,030,435

Written Option Contracts	$(1,380,750)	$(1,320,350)	$(60,400)	$—

Total Derivative Liabilities[b]	$(1,380,750)	$(1,320,350)	$(60,400)	$—

[a]	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

[b]	Portfolio holdings are disclosed individually on the Schedule of Investments.
[c]

Investment is valued based on the underlying stock price and significant unobservable inputs that factor in volatility and discount for lack of marketability, as such, this security has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock— Real Estate— Industrials		Unfunded Subscription Agreement
Balance as of December 31, 2020	$27,448,706		$—
Purchases	521,495	[a]	—
Change in unrealized appreciation (depreciation)	7,946,115		5,030,435

Balance as of June 30, 2021	$35,916,316		$5,030,435

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $12,976,550.

[a]	Represents additional shares acquired through dividend reinvestment.

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at June 30, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input[a]
Common Stock—Real Estate—Industrial	$35,916,316	Market Comparable Companies	Enterprise Value/ EBITDA[b] Multiple Liquidity Discount	24.8x 15%	Increase Decrease
Unfunded Subscription Agreement	5,030,435	Market Price less Discount	Liquidity Discount	4.40%	Decrease

[a]

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

[b]	Earnings Before Interest, Taxes, Depreciation and Amortization.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Option Contracts: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

Unfunded Subscription Agreement: The Fund has entered into a subscription agreement with BowX Acquisition Corp. (NASDAQ: BOWX) a special purpose acquisition company (SPAC) to purchase $50.8 million of unregistered shares of WeWork. Among other closing conditions, the closing of the Fund’s subscription for the shares is conditioned upon the substantially concurrent consummation of the business combination that is expected to result in WeWork becoming a publicly listed company. This business combination requires approval by shareholders of BOWX. Assuming timely approval of the business combination and the satisfaction of the conditions relating thereto, the closing of the subscription is expected to occur in the third quarter of 2021. At closing, the Fund will deliver cash in the amount of the purchase price and receive restricted shares of WeWork that should be registered within 90 days.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2021, the investment advisor considers it likely that a portion of the dividends will be reclassified to distributions from net realized gain and/or return of capital upon the final determination of the Fund’s taxable income after December 31, 2021, the Fund’s fiscal year end.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2021, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund up to and including $1.5 billion and 0.65% of the average daily net assets above $1.5 billion.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the six months ended June 30, 2021, the Fund incurred $1,356,514 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act, which allows the Fund to pay distribution fees for the sale and distribution of its shares. The plan provides that the Fund will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class C shares and up to 0.50% of the average daily net assets attributable to Class R shares. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There is a maximum CDSC of 1.00% on Class C shares if redemption occurs within one year from purchase. For the six months ended June 30, 2021, the Fund has been advised that the distributor received $2,567, which represents a portion of the sales commissions paid by shareholders from the sale of Class A shares, and $1,317 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes. The payment of a CDSC may result in the distributor receiving amounts greater or less than the upfront commission paid by the distributor to the financial intermediary.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily, at an annual rate of up to 0.10% of the average daily net assets of the Fund’s Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund’s Class C shares. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $17,872 for the six months ended June 30, 2021.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2021, totaled $2,737,734,132 and $2,097,930,356, respectively.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following tables present the value of derivatives held at June 30, 2021 and the effect of derivatives held during the six months ended June 30, 2021, along with the respective location in the financial statements.

Statement of Assets and Liabilities

	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity Risk:
Unfunded Subscription Agreement	Unrealized appreciation	$5,030,435	—	$—
Written Option Contracts— Exchange-Traded[a]	—	—	Written option contracts, at value	1,332,050
Written Option Contracts— Over-the-Counter	—	—	Written option contracts, at value	48,700

[a]	Not subject to a master netting arrangement or another similar agreement.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Equity Risk:
Unfunded Subscription Agreement	Net Realized and Unrealized Gain (Loss)	$—	$5,030,435
Written Option Contracts	Net Realized and Unrealized Gain (Loss)	3,923,355	400,069

At June 30, 2021, the Fund’s derivative assets and liabilities (by type), which are subject to a master netting agreement, are as follows:

Derivative Financial Instruments	Assets	Liabilities
Equity Risk:
Written Option Contracts—Over-the-Counter	$—	$48,700

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral pledged by the Fund, if any, as of June 30, 2021:

Counterparty	Gross Amount of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Collateral Pledged[a]	Net Amount of Derivative Liabilities[b]
Goldman Sachs International	$48,700	$—	$—	$48,700

[a]	In some instances, the actual collateral pledged may be more than amount shown.
[b]	Net amount represents the net payable due to the counterparty in the event of default.

The following summarizes the volume of the Fund’s option contracts activity for the six months ended June 30, 2021:

Written Option Contracts[a]
Average Notional Amount	$69,915,605

[a]	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.

Note 5. Income Tax Information

As of June 30, 2021, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$5,583,992,787

Gross unrealized appreciation on investments	$2,046,233,798
Gross unrealized depreciation on investments	(181,483)

Net unrealized appreciation (depreciation) on investments	$2,046,052,315

As of December 31, 2020, the Fund has a net capital loss carryforward of $255,565,099 which may be used to offset future capital gains. These losses are a short-term capital loss carryforward of $103,265,843 and long-term capital loss carryforward of $152,299,256, which under current federal income tax rules, may offset capital gains recognized in any future period.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 6. Capital Stock

The Fund is authorized to issue 900 million shares of capital stock, at a par value of $0.001 per share, classified in six classes as follows: 100 million of Class A capital stock, 50 million of Class C capital stock, 50 million of Class F capital stock, 550 million of Class I capital stock, 50 million of Class R capital stock and 100 million of Class Z capital stock. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. With the exception of Class C shares held through certain intermediaries, Class C shares will automatically convert into Class A shares on a monthly basis approximately eight years after the original date of purchase. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Class A:
Sold	5,550,745	$93,177,896	15,620,886	$221,842,539
Issued as reinvestment of dividends and distributions	309,292	5,372,080	2,439,809	33,815,270
Redeemed	(6,659,730)	(112,106,607)	(21,115,411)	(301,644,576)

Net increase (decrease)	(799,693)	$(13,556,631)	(3,054,716)	$(45,986,767)

Class C:
Sold	95,251	$1,450,197	394,396	$5,125,952
Issued as reinvestment of dividends and distributions	34,397	530,191	518,088	6,384,813
Redeemed	(1,332,749)	(19,626,568)	(6,513,570)	(82,088,980)

Net increase (decrease)	(1,203,101)	$(17,646,180)	(5,601,086)	$(70,578,215)

Class F:
Sold	4,085,064	$70,179,941	11,540,881	$176,811,026
Issued as reinvestment of dividends and distributions	203,033	3,750,223	1,385,019	20,324,121
Redeemed	(3,621,103)	(65,570,223)	(10,941,430)	(161,137,780)

Net increase (decrease)	666,994	$8,359,941	1,984,470	$35,997,367

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount

Class I:
Sold	66,244,499	$1,127,647,681	76,889,503	$1,170,207,996
Issued as reinvestment of dividends and distributions	2,043,283	37,789,858	11,788,769	173,488,799
Redeemed	(33,374,792)	(593,880,706)	(111,203,579)	(1,659,716,038)

Net increase (decrease)	34,912,990	$571,556,833	(22,525,307)	$(316,019,243)

Class R:
Sold	291,283	$5,025,123	583,435	$8,768,482
Issued as reinvestment of dividends and distributions	8,122	149,351	65,721	964,706
Redeemed	(205,251)	(3,646,283)	(630,440)	(9,599,543)

Net increase (decrease)	94,154	$1,528,191	18,716	$133,645

Class Z:
Sold	12,441,021	$220,204,398	22,600,400	$350,384,137
Issued as reinvestment of dividends and distributions	447,888	8,290,717	2,719,999	40,070,474
Redeemed	(8,304,966)	(147,490,875)	(16,583,189)	(254,131,517)

Net increase (decrease)	4,583,943	$81,004,240	8,737,210	$136,323,094

Note 7. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small-and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Options Risk: Gains on options transactions depend on the investment advisor’s ability to predict correctly the direction of stock prices, indexes, interest rates, and other economic factors, and unanticipated changes may cause poorer overall performance for the Fund than if it had not engaged in such transactions. A rise in the value of the security or index underlying a call option written by the Fund exposes the Fund to possible loss or loss of opportunity to realize appreciation in the value of any

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

portfolio securities underlying or otherwise related to the call option. By writing a put option, the Fund assumes the risk of a decline in the underlying security or index. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position, and for certain options not traded on an exchange no market usually exists. Trading could be interrupted, for example, because of supply and demand imbalances arising from a lack of either buyers or sellers, or an options exchange could suspend trading after the price has risen or fallen more than the maximum specified by the exchange.

Although the Fund may be able to offset to some extent any adverse effects of being unable to liquidate an option position, that Fund may experience losses in some cases as a result of such inability, may not be able to close its position and, in such an event would be unable to control its losses.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

An outbreak of respiratory disease caused by a novel coronavirus designated as COVID-19 has resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to less established health care systems and supply chains. The COVID-19 pandemic and its effects may result in a sustained economic downturn or a global recession, ongoing market volatility and/or decreased liquidity in the financial markets, exchange trading suspensions and closures, higher default rates, domestic and foreign political and social instability and damage to diplomatic and international trade relations. While some vaccines have been developed and approved for use by various governments, the political, social, economic, market and financial risks of COVID-19 could persist for years to come. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. On January 1, 2021, the EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU, provisionally went into effect. The UK Parliament ratified the agreement in December 2020 and the EU Parliament ratified the agreement in April 2021. The agreement must now be approved by EU member states to enter into force officially. Brexit has resulted in volatility in European and global markets and could have negative long-term impacts on financial markets in the UK and throughout Europe. There is considerable uncertainty about the potential consequences of Brexit, the EU-UK Trade and Cooperation Agreement, how future negotiations of trade relations will proceed, and how the financial markets will react to all of the preceding. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The U.S. Securities & Exchange Commission’s (SEC) final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, impact flows into the Fund and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

The SEC has recently adopted a rule relating to a registered investment company’s use of derivatives and similar transactions that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. The new rule will replace present SEC and SEC staff regulatory guidance related to limits on a registered investment company’s use of derivative instruments and certain other transactions, such as short sales and reverse repurchase agreements. The rule may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to the Portfolio Management Team

Effective May 1, 2021, Thomas Bohjalian no longer serves as a portfolio manager of the Fund. Jason Yablon and Mathew Kirschner continue to serve as portfolio managers of the Fund.

Changes to the Board of Directors

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Ramona Rogers-Windsor: In addition to serving as a Director of the Cohen & Steers funds, Ms. Rogers-Windsor serves as a member of the Capital Southwest Board of Directors since March 2021 and a member of the Thomas Jefferson University Board of Trustees since December 2020. Previously, Ms. Rogers-Windsor spent over 23 years in investment management with Northwestern Mutual Investment Company, LLC, most recently as Managing Director and Portfolio Manager. Prior to that, Ms. Rogers-Windsor served as a financial officer with Northwestern Mutual Life. Ms. Rogers-Windsor has over 38 years of experience across multiple segments of the financial services industry and has previously served on the boards of several non-profit organizations. Ms. Rogers-Windsor holds a BS in Accounting from Marquette University and is a Certified Public Accountant and a Chartered Financial Analyst charterholder.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund’s investment advisory agreement (the Advisory Agreement), or interested persons of any such party (the Independent Directors), has the responsibility under the Investment Company Act of 1940 to approve the Fund’s Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

continuation. The Advisory Agreement was discussed at a meeting of the Independent Directors, in their capacity as the Contract Review Committee, held on June 8, 2021 and at meetings of the full Board of Directors held on March 16, 2021 and June 15, 2021. The Independent Directors, in their capacity as the Contract Review Committee, also discussed the Advisory Agreement in executive session on June 15, 2021. At the meeting of the full Board of Directors on June 15, 2021, the Advisory Agreement was unanimously continued for a term ending June 30, 2022 by the Fund’s Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meetings and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by an independent data provider, which included, among other items, fee, expense and performance information compared to peer funds (the Peer Funds and, collectively with the Fund, the Peer Group) and performance comparisons to a larger category universe; summary information prepared by the Fund’s investment advisor (the Investment Advisor); and a memorandum from counsel to the Independent Directors outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund’s objective. The Board of Directors also considered information provided in response to a request for information submitted by counsel to the Independent Directors, as well as information provided in response to a supplemental request. Additionally, the Independent Directors noted that in connection with their considerations, that they had received information from the Investment Advisor about, and discussed with the Investment Advisor, the operations of its business continuity plan and related matters and the operations of third party service providers during the COVID-19 pandemic. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, placing orders for the investment and reinvestment of the Fund’s assets, furnishing information to the Board of Directors of the Fund regarding the Fund’s portfolio, providing individuals to serve as Fund officers, and generally managing the Fund’s investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions conducted on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds and accounts, including those that have investment objectives and strategies similar to those of the Fund. The Board of Directors also considered the education, background and experience of the Investment Advisor’s personnel, particularly noting the potential benefit that the portfolio managers’ work experience and favorable reputation can have on the Fund. The Board of Directors further noted the Investment Advisor’s ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are satisfactory and appropriate.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant linked benchmark. The Board of Directors noted that the Fund outperformed the Peer Group medians for the one-, three-, five- and ten-year periods ended March 31, 2021, ranking in the first, first, second and first quintiles, respectively. The Board of Directors also noted that the Fund outperformed its linked benchmark for the one-, three-, five- and ten-year periods ended March 31, 2021. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund’s performance during the period, including the relevant implications of the continuing COVID-19 pandemic. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor’s performance in managing similarly managed funds and accounts. The Board of Directors determined that Fund performance, in light of all the considerations noted above, supported the continuation of the Advisory Agreement.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: The Board of Directors considered the contractual and actual management fees paid by the Fund as well as the Fund’s total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund’s actual management fee is lower than the Peer Group median, with the Fund ranking in the third quintile. The Board of Directors considered that the Fund’s total expense ratio is slightly higher that the Peer Group median, with the Fund ranking in the third quintile. The Board of Directors noted that the Fund has a breakpoint of 0.10% on assets under management over $1.5 billion and is currently benefitting from the fee reduction of the breakpoint. In light of the considerations above, the Board of Directors concluded that the Fund’s current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor’s profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, that the Investment Advisor receives by allocating the Fund’s brokerage transactions. The Board of Directors further considered that the Investment Advisor continues to reinvest profits back in the business, including upgrading and/or implementing new trading, compliance and accounting systems, and by adding investment personnel to the portfolio management teams. The Board of Directors also considered the administrative services provided by the Investment Advisor and the associated administration fee paid to the Investment Advisor for such services under the Administration Agreement. The Board of Directors determined that the services received under the Administration Agreement are beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor’s fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that the Fund’s advisory fee schedule contains a breakpoint of 0.10% on assets under management over $1.5 billion. In light of the considerations above, the Board of Directors determined that economies of scale are being shared and

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

will continue to be shared with shareholders, concluding that the Fund’s expense structure was satisfactory. In considering economies of scale, the Board of Directors also noted, as discussed above in (iii), that the Investment Advisor continues to reinvest profits back in the business.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered and fees paid under the Advisory Agreement to fees paid, including the ranges of such fees, under the Investment Advisor’s other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates, noting that the Investment Advisor provides more services to the Fund than it does for institutional or subadvised accounts. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors, and each Director may have assigned different weights to the various factors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

LIQUIDITY RISK MANAGEMENT PROGRAM

Pursuant to Rule 22e-4 under the Investment Company Act of 1940 (the Liquidity Rule), the Fund has adopted and implemented a liquidity risk management program (the Program). The Liquidity Rule requires an open-end investment company to adopt a program that is reasonably designed to assess and manage its liquidity risk, which is the risk that an open-end investment company could not meet redemption requests without significant dilution of remaining investors’ interests in the open-end investment company. The Board has designated Cohen & Steers Capital Management, Inc. (the Investment Advisor) as the administrator of the Program. The Investment Advisor has delegated this responsibility to the Liquidity Risk Management Committee (the LRM Committee), which is comprised of representatives from various departments within the Investment Advisor. The Program includes policies and procedures reasonably designed to: (1) assess, manage, and periodically review the Fund’s liquidity risk; (2) classify the Fund’s portfolio investments as highly liquid, moderately liquid, less liquid, or illiquid; (3) determine a highly liquid investment minimum (HLIM) for the Fund or determine that one is not required; (4) limit the Fund’s illiquid investments to no more than 15% of its net assets; and (5) establish how and when the Fund will engage in in-kind redemptions.

The Board met on June 15, 2021 (the Meeting) to review the Program. At the Meeting, the LRM Committee provided the Board with a report that addressed the operation of the Program, including its implementation and effectiveness in assessing and managing the Fund’s liquidity risk (the Report). The Report covered the period from April 1, 2020 through March 31, 2021 (the Reporting Period).

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

The Report described the LRM Committee’s role in administering the Program, which complied with the Liquidity Rule requirements for assessing, managing and reviewing the Fund’s liquidity risk through the LRM Committee’s daily monitoring and quarterly analysis of liquidity parameters which include historical net redemption activity and consideration of the Fund’s shareholder ownership concentration, as applicable. The Report noted that the Fund’s investments are categorized into one of four liquidity buckets: highly liquid, moderately liquid, less liquid and illiquid. Liquidity classifications take into account a variety of market, trading, and investment factors, including the Fund’s reasonably anticipated trade size. The Investment Advisor has engaged a third-party vendor to assist with the classification of portfolio investments. The Report also described the LRM Committee’s determination that the Fund is a primarily highly liquid fund under the Liquidity Rule.

The Report noted that there were no liquidity events during the Reporting Period that materially impacted the Fund’s ability to timely meet redemptions without significantly diluting remaining shareholders’ interests. The Report concluded that the Program is operating as intended, effective in implementing the requirements of the Liquidity Rule and reasonably designed to assess and manage the Fund’s liquidity risk.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES

AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED

AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers

Director and Chairman

Joseph M. Harvey

Director and Vice President

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

C. Edward Ward, Jr.

Director

Adam M. Derechin

President and Chief Executive Officer

James Giallanza

Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Albert Laskaj

Treasurer

Stephen Murphy

Chief Compliance Officer

and Vice President

Yigal D. Jhirad

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	Class A—CSEIX
Class C—CSCIX
Class F—CREFX
Class I—CSDIX
Class R—CIRRX
Class Z—CSZIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Real Estate Securities Fund, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Real Estate

Securities Fund

Semiannual Report June 30, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSEIXSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

Date:	August 27, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: Principal Executive Officer
(President and Chief Executive Officer)

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Financial Officer
(Chief Financial Officer)

Date:	August 27, 2021